June 23, 2008

LEADER SHORT-TERM BOND FUND
A Series of Trust for Professional Managers

Supplement to Prospectus dated September 28, 2007

On May 30, 2008, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) approved a reduction in the investment advisory fee payable by the Fund to Leader Capital Corp., the Fund’s investment advisor (the “Advisor”) from 0.90% to 0.75%. This reduced advisory fee was effective as of June 1, 2008.

The disclosure in the sections entitled “Fees and Expenses” on pages 6 and 7 and “Management of the Fund – The Advisor” on pages 9 and 10 of the Fund’s Prospectus are revised to read as follows:

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund.  The fees and expenses are described in the following tables and are further explained in the example that follows.

Shareholder Fees (1) (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases(2)	3.50%
Maximum sales charge (load) imposed on reinvested dividends	None
Maximum deferred sales charge (load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%
Distribution (12b-1) Fees(3)	0.50%
Other Expenses	1.14%
Acquired Fund Fees and Expenses(4)	0.02%
Total Annual Fund Operating Expenses	2.41%
Less: Expense waiver/reimbursement(5)	(0.54)%
Net Expenses(5)	1.87%

(1)
You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”).  If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)	The sales load does not apply to purchases of $250,000 or more.

(3)	The Distribution Fee represents a 0.25% 12b-1 fee and a 0.25% shareholder servicing fee.

(4)
The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table.  Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value (“NAV”).  Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.

(5)
The Advisor has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund, excluding brokerage fees and commissions, Distribution Fees, Acquired Fund Fees and Expenses, taxes and extraordinary expenses, do not exceed 1.35% of the Fund’s average daily net assets through February 28, 2009.  This contract may only be terminated by the Board of Trustees if it is in the best interest of the Fund and its shareholders.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed, without causing Fund operating expenses to exceed the 1.35% cap.  Any such reimbursement is subject to the Board of Trustees review and approval.  The Fund’s net expenses are calculated as 1.87% based on the Advisor’s agreement to cap expenses at 1.35%, plus the Distribution Fee of 0.50% and Acquired Fund Fees and Expenses of 0.02%.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same.  Please note that the figures below are based on the Fund’s net expenses after giving effect to the expense limitation in the agreement described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$533	$917	$1,326	$2,464

Management of the Fund

The Advisor

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, serves as investment advisor to the Fund.  John E. Lekas is the President of the Advisor, which he founded in 1997.  The Advisor implements the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.  The Fund is the only mutual fund currently managed by the Advisor.

Pursuant to the terms of the Fund’s Investment Advisory Agreement, (the “Advisory Agreement”), as compensation for its investment management services the Advisor receives a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s daily net assets.  The Advisor has contractually agreed to waive its fee and reimburse the Fund’s expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, Distribution Fees, Acquired Fund Fees and Expenses, borrowing costs, taxes and extraordinary expenses, do not exceed 1.35% of its average daily net assets, through February 28, 2009.

The Advisor (not the Fund) may pay certain financial institutions (which may include banks, credit unions, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s Advisory Agreement is included in the Fund’s annual or semi-annual report, as applicable.

Please retain this Supplement with your Prospectus for reference.

The date of this Supplement is June 23, 2008.

2

June 23, 2008

LEADER SHORT-TERM BOND FUND
Series of Trust for Professional Managers

Supplement to Statement of Additional Information dated September 28, 2007

On May 30, 2008, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) approved a reduction in the investment advisory fee payable by the Fund to Leader Capital Corp., the Fund’s investment advisor (the “Advisor”) from 0.90% to 0.75%. This reduced advisory fee was effective as of June 1, 2008.

Accordingly, the first paragraph in the section entitled “Investment Advisor” on pages B-41 and B-42 of the Fund’s Statement of Additional Information is revised to read as follows:

Investment Advisor

The Fund’s Advisor is Leader Capital Corp., 121 SW Morrison Street, Suite 425, Portland, OR  97204.  John E. Lekas, president of the Advisor, is the controlling shareholder of the Advisor.  The Advisor is 100% employee-owned.  Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board of Trustees.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and reimburse the Fund’s expenses so that its total annual Fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, acquired fund fees and expenses, taxes and extraordinary expenses, do not exceed 1.35% of the average daily net assets of the Fund, through February 28, 2009.

Please retain this Supplement with your Statement of Additional Information for reference.

The date of this Supplement is June 23, 2008.